Exhibit 99.1 Investor Day 2022 MasterBrand: Investor Day 2022

Forward Looking Statements Please note that the information included in this presentation contains statements relating to, among other things, future results, which are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995, including estimates and information about our anticipated future performance. We caution you that these forward-looking statements speak only as of the date hereof, and we have no obligation to update them. While we believe these statements are based on reasonable assumptions and accurate as of the date they are made, they are not guarantees of future performance, and our actual results may differ materially from those estimated or projected as a result of, among other things, certain risks and uncertainties, including the risks described in our Registration Statement on Form 10, as amended. MasterBrand: Investor Day 2022 2

Building Great Experiences Together Play Video MasterBrand: Investor Day 2022 3

01 Introducing MasterBrand Dave Banyard, President and Chief Executive Officer 02 Fireside Chat: The MasterBrand Way Kurt Wanninger, EVP, Business Unit Leader Gay McMichael, EVP, Business Unit Leader Today’s Agenda 03 Digital & Technology Overview Navi Grewal, EVP, Digital & Technology 04 Financial Overview & Outlook Andi Simon, EVP and Chief Financial Officer 05 Q&A Session MasterBrand: Investor Day 2022 4

Introducing MasterBrand 01 MasterBrand: Investor Day 2022

Introducing MasterBrand #1 North American residential cabinet manufacturer MasterBrand key financial metrics MasterBrand at a glance Net sales ($bn) $3.3 $2.9 $3.3 billion $415 million $2.5 $2.4 1 1,2 Adjusted EBITDA Net sales 2019 2020 2021 2022E ~65% 4,500+ Net sales to R&R Dealer network 2 Adjusted EBITDA ($mm) $415 $318 $295 $255 14,000+ 20+ Employees Manufacturing facilities 2019 2020 2021 2022E 2 Adj. EBITDA 11% 12% 11% 13% margin Key brands 1 Reflects Net Sales and Adjusted EBITDA estimate for fiscal year 2022 2 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see appendix for a reconciliation of Adjusted EBITDA to Income before taxes, the calculation of MasterBrand: Investor Day 2022 6 Adjusted EBITDA margin and definitions.

~70-year History as the Market Leader in Cabinets

Jun 1954
United Cabinet Incorporated

Oct 1974
Beatrice purchased United Cabinet

Mar 1978
United Cabinet name changed to Aristokraft

Apr 1986
Beatrice acquired by BCI Holdings

Mar 1988
BCI acquired by American Brands

Jun 1997
American Brands becomes Fortune Brands Inc.

Fortune Brands spun off as FO on NYSE

Jun 1998
Schrock Cabinet Co. acquired

MasterBrand Cabinets, Inc. formed

Apr 2002
Omega Cabinet Group acquired

Dec 2002
Surpassed $1bn in annual net sales

Oct 2011
Fortune Brands Home & Security spun off from FO on NYSE

Jun 2013
WoodCrafters acquired

May 2015
Norcraft Companies acquired

Dec 2015
Surpassed $2bn in annual net sales

Nov 2019
Dave Banyard hired; initiated MasterBrand transformation

Dec 2022
Anticipated spin-off of MasterBrand, Inc. as a public, stand-alone company

MasterBrand: Investor Day 2022 7

Integration Across Complicated Product Set

Face construction

Face construction can be "framed" or "frameless / full access"



Framed
Frameless

Doors and drawers have different overlay styles



Partial overlay | Full overlay | Inset

Cabinet box construction

Cabinets are made of particleboard, plywood, or MDF and can have variability in several areas

Joinery types



Dado
Rabbet

Drawer box construction



Stapled particleboard | Dovetailed solid wood

Finishes

Cabinet finishes consist of laminates, foils, stains, and paints

Laminates and foils



Paper laminated board | Decorative laminate veneer | Thermally fused laminate (melamine) | Thermoplastics/ thermofoils

Paints and Stains



Stain | Paint / opaque | Clean glaze | Flooded glaze

Number of SKUs and modification options vary by product platform



Stock
Semi-Custom
Premium

MasterBrand: Investor Day 2022 8

Diverse and Agile Manufacturing Network • 20+ manufacturing facilities, supported by our CA distribution and service centers, give MasterBrand full regional and cross-country coverage • Strategically positioned network allows faster speed to market and better service and support • Global supply chain network with ~27% of spend US 1 sourced in low-cost countries • Diversifying sourcing into Malaysia, Mexico, Brazil and Chile Manufacturing facility Distribution center MX Active suppliers Supplier development 1 M Ma as st te erB rBra ran nd d: : In Inve ves sto tor r D Day ay 2 202 022 2 9 Based on 2022 spend through Nov 2022

The MasterBrand Commitment

Our Cultural Foundation for Doing the Right Thing for People and our Planet

Environmental

- Leader in sustainable wood sourcing practices
  - Comprehensive supplier audit process
  - 80% of 2021 hardwood spend derived from supply originating in North America
- National Forest Foundation partner, Yellowstone Forever supporter
- Well established and efficient use of natural and recycled components

Social

- Leader in associate safety
  - Sustained OSHA recordable rate close to 1, less than 1/3 industry average
  - Always Aware safety program
- Building an inclusive and diverse workforce
  - 50% female management team, >30% female board, >28% POC associates
  - Employee resource groups, flexible work environments, targeted DE&I training, robust wellness benefits

Governance

- Comprehensive oversight
  - >80% of our diverse board has prior board experience
  - Separate Chairman and CEO structure
  - Dedicated Nominating, Environmental, Social, and Governance Committee
- Robust Code of Business Conduct and Ethics and Supply Chain Code of Conduct
- Fulsome risk management system

CONTINUOUS EXPLORATION OF ADDITIONAL OPPORTUNITIES TO DELIVER ON OUR COMMITMENT

MasterBrand: Investor Day 2022 10

The MasterBrand Story

OUR PURPOSE

Building great experiences together

OUR VISION

Build on our rich history by innovating how we work and what we offer to delight our customers

OUR CULTURE

TEaM : Trust the tools, **E**mpower the team, **a**nd **M**ove forward

How?

Tools that enable us to:

TODAY

Industry Leader
Largest distribution network

Product & Brand Portfolio
Unmatched by peers

Operational Excellence
At scale

DELIVERED THROUGH THE MASTERBRAND WAY

TOMORROW

Align-to-Grow
Deliver on the unique needs of each customer

Lead Through Lean
Engage teams and foster problem-solving

Tech Enabled
Drive profitable growth and transform the way we work through digital, data, and analytics

MasterBrand: Investor Day 2022 11

Seasoned Management Team Experienced in Business Transformation • Strong manufacturing background • Advantaged mix of Dave Banyard Gay McMichael Kurt Wanninger Navi Grewal industry veterans President and Chief Executive Officer EVP, Business Unit Leader EVP, Business Unit Leader EVP, Digital & Technology and experienced executives from adjacent industries • Women comprise 50% of executive team Andi Simon Andrean Horton Marty Van Doren Bruce Kendrick Diverse and EVP and Chief Financial Officer EVP and Chief Legal Officer EVP, Sales & Marketing EVP and Chief Human Resources Officer Winning Culture MasterBrand: Investor Day 2022 12

Achievable Long-Term Financial Targets 1 Net Sales Operating Adj. EBITDA Margin Margin MasterBrand: MasterBrand: MasterBrand: 4-6% CAGR 14-16% 16-18% Market: 3-5% CAGR STRONG FOCUS ON MARGIN EXPANSION 1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics.. Please see appendix for the definitions for Adjusted EBITDA and Adjusted EBITDA margin and the MasterBrand: Investor Day 2022 13 corresponding reconciliations to historical GAAP measures.

Industry leader with largest distribution network Why Unmatched product and MasterBrand brand portfolio Wins Today Operational excellence at scale MasterBrand: Investor Day 2022 14

Industry Leading Customer Base

MasterBrand channel mix


9%
10%
26%
55%
Dealer
Retail: In Stock
Retail: Semi-Custom
Builder

55% **Dealer:** provide customer education, service and design consultation

26% **In-stock retail:** standard products with little customization

10% **Semi-custom retail:** common box but offer some customization

9% **Builder:** sold directly and highly levered to single-family housing starts

MasterBrand has leadership in dealer channel...

Overview of primary sales channels

	Dealer Channel	Retailers / Home Center Channel	Builder Channel
2021 Channel Size *% of total*	**$6.3bn** ~57%	**$3.7bn** ~34%	**$1.0bn** ~9%
Primary End Market Exposure	**R&R / New Home Construction**	**R&R**	**New Home Construction**
Customer Concentration	**Low** (25,000+ Nationally)	**High** (Top 3 represent ~60%)	**Medium** (Growing trend of National Homebuilder Consolidation)

...and why it matters

Fragmented network: Requires scale to address and allows a variety of consumer touch points

Multi-brand strategy: Dealers offer multiple brands, enabling trade up and down to drive sales

High switching costs: Physical showroom investments and sales training drive retention

Source: Company estimates

MasterBrand: Investor Day 2022 15

Multi-Branded Strategy Across Price Points and Products MasterBrand offers the most MasterBrand portfolio by type and brand diverse product portfolio and Price point covers the price spectrum <$200 >$600 (per cabinet) 100% Stock /In-Stock Semi-Custom Custom/Premium ~15% 90% 80% 70% ~60% ~35% 60% 50% ~100% 40% 30% ~50% 20% ~40% 10% 0% MasterBrand Competitor A Competitor B Stock / In-Stock Semi-Custom Custom / Premium MasterBrand: Investor Day 2022 16 Source: Company filings; Company estimates

Integrated Manufacturing Network & Strong Track Record of Continuous Improvement

OLD MODEL:

10+ product platform / plant silos

Assets + Capabilities + Product + Specs

NEW MODEL:

4 construction-specific product platforms

- Networked manufacturing footprint
- Capability duplication aligned to demand
- Aligned product continuum

✓ **Footprint optimization**

✓ **Process improvement tools to simplify product portfolio**

MANTRA brand sales grew 140% CAGR from 2019 to 2021

✓ **Continuous improvement culture**

Facility improvements significantly reduced labor required to produce the same volume of cabinets

✓ **Efficient capital spending profile**

Streamlined number of door styles and finishes offered, while retaining customization



MasterBrand's strategic transformation initiatives have created >$40 million of cumulative annual savings to date

MasterBrand: Investor Day 2022 17

Proven Ability to Drive Profitable Growth 1 Net sales ($bn) Adjusted EBITDA ($mm) $3.3 ~200 bps margin increase from 2019 to 2022E $2.9 $415 $2.5 $2.4 $318 $295 $255 2019 2020 2021 2022E 2019 2020 2021 2022E Adjusted 11% 12% 11% 13% 1 EBITDA margin 1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see appendix for a reconciliation of Adjusted EBITDA to Income before taxes, the calculation of MasterBrand: Investor Day 2022 18 Adjusted EBITDA margin and definitions.

Industry Opportunity MasterBrand: Investor Day 2022

Industry Landscape Manufacturers have consolidated Few large domestic competitors Import playing field is level Scale matters and few have it Dealer network remains fragmented eComm is an emerging channel MasterBrand: Investor Day 2022 20

Leading Market Position with More Room to Grow 2021 US residential cabinet market share overview MasterBrand has a leading position across products and remains focused on winning profitable business across the price spectrum 30% 2021 U.S. Cabinet Market ($bn) MasterBrand MasterBrand Competitors US Market $11bn Competitor A $3.8bn $4.9bn $2.3bn 24% 15% Competitor B Importers (>100 Competitors) 15% All Others (>1,000 Competitors) 16% • MasterBrand is the largest residential cabinet producer in 25% 24% 22% the industry with 24% market share Stock / In-Stock Semi-Custom Custom / Premium • MasterBrand has significantly expanded its near shore Price point supply chain to increase advantage over Asian imports <$200 $200 - 599 >$600 (per cabinet) • 45% of market remains highly fragmented, presenting MasterBrand with a compelling opportunity MasterBrand: Investor Day 2022 21 Source: Company estimates

Favorable and Resilient Long-Term Housing Market Dynamics STABILITY + GROWTH MasterBrand benefits from R&R stability while capturing upside from new construction activity. 35% R&R New Construction 65% Median home Home equity has Cumulative 2/3 of sales are tied to R&R under-build of age increased to more than tripled We expect to grow at or above market 3M homes 39 years since 2010 through any cycle MasterBrand: Investor Day 2022 22 Source: Company estimates

Kitchen is the Heart of the Home CABINET UPGRADES DURING KITCHEN RENOVATIONS 6% 29% Do not replace or upgrade cabinets Replace all cabinets Partially replace cabinets 65% 95% of homeowners upgrade cabinets The kitchen is the “ultimate confluence of authentic and during kitchen renovations 1 original design, personal experience and flawless function.” 1 MasterBrand: Investor Day 2022 23 NKBA Luxury Kitchen Study, June 29, 2021

Strategic Transformation Driving Growth & Profitability MasterBrand: Investor Day 2022

Driving Strategic Transformation to Deliver Accelerated Growth Our Journey Forward Where We Have Been • Strategic pricing • Volume focused • Diverse and agile manufacturing network • Fragmented, independent structure • Supply chain optimization • Higher cost supply chain • Data and technology to simplify • Manual processes process and improve results • Siloed investments • Targeting highest return investments across business MasterBrand: Investor Day 2022 25 THE MASTERBRAND WAY

Align-to-Grow to deliver on the unique needs of each customer Why Lead through Lean to MasterBrand engage teams and foster problem-solving Wins Tomorrow Tech-enabled through digital, data and analytics MasterBrand: Investor Day 2022 26

Aligning Products, Services and the Network to Enable Value Delivery and Growth Segment Standard Product Network Targeted Construction Continuum Value Proposition RED U CI NG COMPLEXITY AND DRIVING GROWTH MasterBrand: Investor Day 2022 27

Aligning Business to Drive Growth

Simplified manufacturing to fulfill market needs

FACILITY RATIONALIZATION

2
Facilities closed
in the last 18 months

1
Facility moved
in the last 18 months

MANUFACTURING FLEXIBILITY

1 Quarter
facility transition from MTO to stock

PLANT NETWORKS

23
Independent Plants

to

5
Networks

COMMON CONSTRUCTION

9+
Platforms

to

4
Platforms


Plant A
Closed Apr-21
Plant B
Closed Oct-22
Targeted manufacturing
moved abroad Mar-22
MTO
Stock
Achieved
Plant C
Plant D
Plant E
Plant F
Stock
MTO
Framed
Frameless
Vanities
In-process

Reduced complexity enables improved services and quality

57%
Reduction in
Doors

74%
Reduction in
Finishes

42%
Reduction in
Species

MasterBrand: Investor Day 2022 28

Lead Through Lean Two years into our journey, we’re progressing toward our vision of being a best place to work LEAN FOUNDATION TOOLS Continuous improvement now part of the culture 2024 - 2025 Best Place ASSOCIATE ENGAGEMENT to Work Lead Through Lean helped improve engagement score by 7% in 2022 vs prior year Recognition & RECOGNITION & CELEBRATION Celebration Since inception over 250K peer-to-peer recognition awards given 2022 - 2023 TALENT DEVELOPMENT Associate Talent Opportunities to strengthen lean skills, with number Engagement Development of kaizen events roughly doubling each year since 2020 BEST PLACE TO WORK Lean Foundational Tools 2021 Continued evolution of Best Place to Work, supported by three robust processes MasterBrand: Investor Day 2022 29

Ferdinand Kaizen Event Play Video MasterBrand: Investor Day 2022 30

Lead through Lean is Driving Significant Savings and Efficiency Since 2021 >$40M 367 375+ cumulative positions freed recurring cost events savings TRUST THE TOOLS, EMPOWER THE TEAM, MOVE FORWARD MasterBrand: Investor Day 2022 31

Leveraging Data and Analytics to Unlock Shareholder Value Simplify and Digitize our Enhance Customer Automate Backoffice Plants Experience Processes Ma Mas st te er rB Br ra an nd d:: In Inve ves sto tor r D Day ay 2 202 022 2 32

Why MasterBrand Wins Align-to-Grow to deliver Industry leader with largest on the unique needs of distribution network each customer Lead through Lean to Unmatched product and engage teams and foster brand portfolio problem-solving Tech-enabled through Operational excellence digital, data and analytics at scale MasterBrand: Investor Day 2022 33 TODAY TOMORROW

Break

The MasterBrand Way Fireside Chat 02 Kurt Wanninger Gay McMichael EVP, Business Unit Leader EVP, Business Unit Leader MasterBrand: Investor Day 2022

The MasterBrand Story

OUR PURPOSE

Building great experiences together

OUR VISION

Build on our rich history by innovating how we work and what we offer to delight our customers

OUR CULTURE

TEaM : Trust the tools, **E**mpower the team, **a**nd **M**ove forward

How?

Tools that enable us to...

TODAY

Industry Leader
Largest distribution network

Product & Brand Portfolio
Unmatched by peers

Operational Excellence
At scale

DELIVERED THROUGH THE MASTERBRAND WAY

TOMORROW

Align-to-Grow
Deliver on the unique needs of each customer

Lead Through Lean
Engage teams and foster problem-solving

Tech Enabled
Drive profitable growth and transform the way we work through digital, data, and analytics

MasterBrand: Investor Day 2022 36

Digital & Technology Overview 03 Navi Grewal EVP, Digital & Technology MasterBrand: Investor Day 2022

Leveraging Data and Analytics to Unlock Shareholder Value Simplify and Digitize our Enhance Customer Automate Backoffice Plants Experience Processes Ma Mas st te er rB Br ra an nd d:: In Inve ves sto tor r D Day ay 2 202 022 2 38

Simplifying and Automating Back Office Processes OLD MODEL: New Model: Lack of network flexibility, automation and data consistency from many redundant systems NEW MODEL STRENGTHENS OUR FOUNDATION: • “Data lake” architecture – Data governance – Expanding our data domains – Near real-time business insights Single Source of Data “Data lake” • ERP standardization – Simplifying complex, labor-intensive business processes and system landscapes • Simplified order management layer • Robotic process automation (RPA) MasterBrand: Investor Day 2022 39

Digitizing our Plants

OLD MODEL:

Dated technology with lower visibility into operational performance, paper-based systems

NEW MODEL WITH EFFICIENT DIGITIZED PLANTS:

- RFID
- Eliminate paper in plants
- Targeted automation
- Automated visual quality control systems
- Data visibility across plant floor

New Model:

Using RFID to track cabinet parts across the plant floor → Digital displays enabling assembly → Eliminate waste through analytics and targeted automation → Automated visual inspection to ensure exceptional quality

VISIBILITY ACROSS THE PROCESS IMPROVES OUTCOMES

MasterBrand: Investor Day 2022 40

Enhancing Customer Experience

OLD MODEL:

Complex and inefficient, stereotypical customer service experience with limited crossband coordination

NEW MODEL DELIGHTING CUSTOMERS:

- Enhanced customer portal increasing access to information, engagement and ultimately customer experience
- Better visibility into order system
- Quote to order streamlined process
- Leveraging data and analytics to refine and differentiate customer experience over time

New Model:



Guided Selling
Self Service & Product Catalog
Clean Order Capture
Intelligent Personalized Marketing
Consumer Experience
eComm Ordering
Efficient Service Solutions
Customer Experience
Sales Experience
Optimized Channel Management
Dealer / Designer Portal
Alignment with Programs & Data

MasterBrand: Investor Day 2022 41

Leveraging Data and Analytics to Unlock Shareholder Value Simplify and Digitize our Enhance Customer Automate Backoffice Plants Experience Processes Ma Mas st te er rB Br ra an nd d:: In Inve ves sto tor r D Day ay 2 202 022 2 42

Financial Overview & Outlook 04 Andi Simon EVP and Chief Financial Officer MasterBrand: Investor Day 2022

The Evolution of The MasterBrand Story Pre-2000 2000-2018 2019-Now • Strategic transformation to unify • Period defined by acquisitions • Focused acquisitions on industry acquired companies and simplify and ownership changes leaders with specialized products structure • Developed widespread footprint, and capabilities • Applied Lean and 80/20 in both channel network, and long-term • Harnessed the power of expanded manufacturing and back office customer relationships scale to become an industry leader to improve profitability Strategic Transformation Focused on Profitable Growth MasterBrand: Investor Day 2022 44

Strong Historical Financial Performance 1 Net sales ($bn) Adjusted EBITDA ($mm) and margin $3.3 $415 $2.9 $318 $2.5 $2.4 $295 $255 13% 12% 11% 11% 2019 2020 2021 2022E 2019 2020 2021 2022E Capital expenditures ($mm) $54 $52 $31 $27 2019 2020 2021 2022E 1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see appendix for a reconciliation of Adjusted EBITDA to Income before taxes, the calculation of MasterBrand: Investor Day 2022 45 Adjusted EBITDA margin and definitions.

Drivers to outperform market growth • Targeting most attractive areas for growth • Continuous improvement focused on service and delivery Positioned to • Digital advances to enhance employee Drive Profitable and customer experience Growth Over Operational Excellence accelerating margin • Attractive margins across price points and channels the Long-Term • Utilizing tools to improve quality and efficiency • Improved data availability enabling better decisions MasterBrand: Investor Day 2022 46

Resilient and Nimble Platform Positioned to Outperform in All Market Conditions 1. Foundation of Operational Excellence in Place • 80/20 principle driving reduced costs across business and plant floor • Achieved sustainable annual savings of $40M; further savings expected 2. Well Invested Capital Base Positioned to Support Growth • Footprint in place to support planned volume growth without significant capex investment 3. Highly Variable Cost Structure Allows Us to Adapt Quickly to Market Changes • Variable costs expected to be ~75% of all operating costs in 2022 vs 70% in 2019 EXPECT OUR EFFICIENT PLATFORM TO GENERATE R OB U ST CASH FLOW IN ALL MARKET CONDITIONS MasterBrand: Investor Day 2022 47

Near-Term Expectations

2022E

Market Growth

12% - 14%
North American Cabinets Market

MasterBrand

13-14%
Net Sales Growth

~12%
Adj. Operating Income[1] Margin

~13%
Adj. EBITDA[1] Margin

2023E

- Expect market to be down high single digits, more pronounced in 1H
- Full-year decremental margins to be ~25%
- Cash flow will be resilient from flex down in working capital
- Maintaining strategic investments

POSITIONED WITH STRONG BALANCE SHEET & CLEAR EYE ON DELEVERAGING

[1] Adjusted operating income, Adjusted operating income margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see appendix for a reconciliation of Adjusted operating income to Operating income, Adjusted EBITDA to Income before taxes, the calculation of Adjusted operating income margin and Adjusted EBITDA margin and definitions.

MasterBrand: Investor Day 2022 48

Achievable Long-Term Financial Targets Clear path to 1 Net Sales Operating Adj. EBITDA achieving results: Margin Margin 1. Business and portfolio aligned with the customer 2. Operational Excellence will fuel margin growth MasterBrand: MasterBrand: MasterBrand: 3. Flexible platform allows us 4-6% CAGR 14-16% 16-18% to navigate any market Market: condition 3-5% CAGR STRONG FOCUS ON MARGIN EXPANSION 1 MasterBrand: Investor Day 2022 49 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics.. Please see appendix for the definitions for Adjusted EBITDA and Adjusted EBITDA margin and the corresponding reconciliations to historical GAAP measures.

Capital Allocation Priorities

1

Re-Invest in Business

- Investments in high-return initiatives
- Priorities include customer experience, data and technology, safety and factory process automation

2

Maintain Healthy Balance Sheet

- Improve capital efficiency with robust SIOP processes and aligned vendor and customer terms
- Target investment grade balance sheet
- Operating leverage ~2.3 Net Debt-to-EBITDA ratio
- Liquidity ~$300M

3

Longer-Term Considerations

- Seek opportunities to return capital to shareholders, including dividends
- Disciplined strategic M&A

MasterBrand: Investor Day 2022 50

The MasterBrand Story

OUR PURPOSE

Building great experiences together

OUR VISION

Build on our rich history by innovating how we work and what we offer to delight our customers

OUR CULTURE

TEaM : Trust the tools, **E**mpower the team, **a**nd **M**ove forward

How?

Tools that enable us to...

TODAY

Industry Leader
Largest distribution network

Product & Brand Portfolio
Unmatched by peers

Operational Excellence
At scale

DELIVERED THROUGH THE MASTERBRAND WAY

TOMORROW

Align-to-Grow
Deliver on the unique needs of each customer

Lead Through Lean
Engage teams and foster problem-solving

Tech Enabled
Drive profitable growth and transform the way we work through digital, data, and analytics

MasterBrand: Investor Day 2022 51

Q&A

Appendix 05 MasterBrand: Investor Day 2022

Non-GAAP Reconciliations 2019 2020 2021 2022E Income before taxes (GAAP) 135.2 196.2 238.3 257.4 Interest income (0.1) (2.4) (4.6) (5.1) Depreciation 44.3 48.0 44.4 46.8 Amortization 17.8 17.8 17.8 17.6 (a) Restructuring and other charges 10.7 11.4 7.9 17.2 (b) Asset impairment charges 41.5 9.5 0.0 26.0 (c) Net cost savings as standalone company 5.8 14.4 14.3 47.0 (d) Separation costs 0.0 0.0 0.0 8.6 Adjusted EBITDA (1) 255.2 294.9 318.1 415.5 Net Sales (GAAP) (2) 2,388.7 2,469.3 2,855.3 3,260.7 Adjusted EBITDA margin (1/2) 11% 12% 11% 13% MasterBrand: Investor Day 2022 54

Non-GAAP Reconciliations 2022E Operating income (GAAP) 254.3 (a) Restructuring and other charges 17.2 (b) Asset impairment charges 26.0 (d) Separation costs 8.6 (e) Parent company allocations 75.0 Adjusted operating income (1) 381.1 Net Sales (GAAP) (2) 3,260.7 Adjusted operating income margin (1/2) 12% MasterBrand: Investor Day 2022 55

Non-GAAP Definitions Adjusted EBITDA, Adjusted EBITDA margin, Adjusted operating income and Adjusted operating income margin are non-GAAP measures. Management uses these measures to evaluate the returns generated by the Company. Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the Company from period to period. These measures may be inconsistent with similar measures presented by other companies. Adjusted EBITDA Adjusted earnings before interest, taxes, depreciation and amortization ( Adjusted EBITDA ) is pre-tax earnings derived in accordance with U.S. generally accepted accounting principles ( GAAP ) excluding restructuring and other charges, asset impairment charges, estimated net cost savings as a standalone company and separation costs. Adjusted EBITDA margin Adjusted EBITDA margin is derived by dividing Adjusted EBITDA into Net sales. Adjusted EBITDA and Adjusted EBITDA margin are measures not derived in accordance with GAAP. Adjusted operating income Adjusted operating income is operating income derived in accordance with GAAP, excluding restructuring and other charges, asset impairment charges, separation costs and parent company allocations. Adjusted operating income margin Adjusted operating income margin is derived by dividing Adjusted operating income into Net sales. Adjusted operating income and Adjusted operating income margin are measures not derived in accordance with GAAP. (a) Restructuring charges are nonrecurring costs incurred to implement significant cost reduction initiatives and include workforce reduction costs. “Other charges” represent charges or gains directly related to restructuring initiatives that cannot be reported as restructuring under GAAP. Such costs may include losses on disposal of inventories, trade receivables allowances from exiting product lines, accelerated depreciation expense, write-off of displays from exiting a customer relationship and the losses on the sale of closed facilities. (b) The thirty-nine weeks ended September 25, 2022 and the year ended December 25, 2022, include $26.0 million of pre-tax impairment charges related to an indefinite-lived tradename. Asset impairment charges for the year ended December 26, 2020, represent pre-tax impairment charges of $9.5 million related to an indefinite-lived tradename. Asset impairment charges for the year ended December 26, 2019, represent a pre-tax impairment charge of $41.5 million related to indefinite-lived tradenames. (c) Our historical consolidated financial statements include expense allocations for certain corporate functions performed on our behalf by Fortune Brands, including information technology, finance, executive, human resources and legal. As a standalone public company, we expect that the costs we incur on a standalone basis for such expenses previously allocated to us by Fortune Brands and new costs relating to our public company reporting and compliance obligations will be less than the expense allocations from Fortune Brands within our historical financial statements. The costs of MasterBrand we plan to incur are based on our expected organizational structure and expected cost structure as a standalone company. In order to determine the impact of the synergies and dis-synergies, MasterBrand prepared a detailed assessment of personnel costs based on the estimated resources and associated costs required as a baseline to stand up MasterBrand as a standalone company. In addition to personnel costs, estimated non-personnel third party support costs in each function were considered, which included business support functions and corporate overhead charges previously shared with Fortune Brands. Estimated non-personnel third party support costs were determined by estimating third party spend in each function, and include the costs associated with outside services supporting information technology, finance, executive, human resources and legal. This process was used by all functions resulting in expected net cost savings when compared to the corporate allocations included in the historical financial statements. In total, the Company identified cost savings of $14.3 million for the year ended December 26, 2021, $14.4 million for the year ended December 27, 2020 and $5.8 million for the year ended December 26, 2019 associated with the allocation of costs by Fortune Brands. For the year ended December 25, 2022, the Company estimates the cost savings will be $47.0 million. The year ended December 25, 2022 includes $21.0 million of costs related to the separation of MasterBrand from Fortune Brands. (d) Separation costs represent costs incurred directly by MasterBrand related to the separation from Fortune Brands. (e) Parent company allocations are costs allocated by Fortune Brands to MasterBrand for certain Fortune Brand functions, including information technology, finance, executive, human resources and legal. Allocated costs have not historically been included in the MasterBrand operating income as disclosed within the Fortune Brand segment reporting. MasterBrand: Investor Day 2022 56